Exhibit 99.1

INVESTOR CONTACT
Jamie Britton, 214.932.6721
Jamie.Britton@texascapitalbank.com
MEDIA CONTACT
Shannon Wherry, 469.399.8527
shannon.wherry@texascapitalbank.com

FOR IMMEDIATE RELEASE

Texas Capital Bancshares, Inc. Announces Updated Strategic Plan
Strategy Focused on Building the Flagship Financial Services Firm in Texas, Expanding Offerings and Coverage in the Company’s Dynamic Markets
Company to Host Conference Call and Webcast at 4:30 p.m. ET Today
DALLAS, September 1, 2021 -- Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank (“the Bank”), today announced key updates to the Company’s go-forward strategy.
Rob C. Holmes, President and CEO said, “When I joined as CEO in January, I committed to formulating a detailed go-forward strategy for Texas Capital Bank. The strategic plan we are announcing today represents the culmination of more than seven months of work, including detailed reviews of each business line, our operating model, investment spend and our overall strategy to ensure Texas Capital Bank is best positioned to serve clients, remain a meaningful partner in our communities and capitalize on the significant opportunities ahead. We are already making clear progress executing on our enterprise-wide transformation — from the bank we are today into a true financial services firm, fully equipped to partner with our clients to meaningfully contribute to their success.”
The new strategic plan includes the following key steps Texas Capital Bank is taking to build a technology-enabled operating model:
•Organizing Around Client Delivery and Investing in Technology
•Expanding industry specialization and local market coverage such that approximately 40% of potential commercial and industrial (C&I) clients in the Company’s core markets will be served within an industry vertical.
•Strategically allocating technology spend between owned and third-party platforms, focused on enabling its forward-looking goals, while simultaneously building scale and reinforcing the peer-leading client experience that distinguishes Texas Capital Bank from competitors.
•Pursuing one of the most aggressive hiring plans in the Company’s history to more than double the number of client-facing professionals across the state by 2025.
•Remaining focused on speed and responsiveness, high-touch service, valued advice, and local decision-making, and extending focus in core C&I markets to serve clients through the entirety of their lifecycle, with a delivery model and solution set tailored to support them at each step of their journey.

•Expanding Products and Services, Including Launching Broker-Dealer
•Investing significantly in Treasury Solutions to give clients best-in-class solutions tailored to their specific needs and requirements.
•Building on considerable momentum in the Private Wealth business, which has already become one of the fastest organically growing bank-owned Registered Investment Advisers (RIAs) in the country.
•Consolidating existing syndications, equipment finance, asset-based loan and related businesses into a new Investment Banking Division and expanding the scope of products and services by establishing a broker-dealer, increasing the Bank’s ability to address the needs of clients and prospects while enhancing its ability to generate fee-based revenue and earnings.

•Enhancing Accountability and Maintaining Financial Resilience
•Continuing to prioritize consistent communication that supports the allocation of resources against defined strategic objectives, identifying and working to resolve issues impeding their realization, and instilling a sense of ownership and accountability throughout the entire organization.
•Aligning on client selection and maintaining a balance sheet and operating model structured to serve clients, access markets, and support its communities through all cycles.

“Since we first announced our plans to engage in an enterprise-wide analysis of our business, we have taken decisive actions to enhance our strategic objectives, deepen our client relationships and increase our capital flexibility, all of which have empowered us to create core, high-growth opportunities and better achieve our goal of long-term value creation for our shareholders,” continued Mr. Holmes. “I am incredibly proud of the work the team has accomplished to date and have the utmost confidence in our ability to build Texas Capital Bank into the flagship financial services firm in Texas serving the best clients in our markets.”
Conference Call
Executive management will host a conference call and webcast to discuss these updates today, Wednesday, September 1, 2021 at 4:30 p.m. EDT.
Participants may pre-register for the call by visiting https://dpregister.com/sreg/10158442/eadac47ac0 and will receive a unique PIN number to be used when dialing in for the call for immediate access. Alternatively, participants may call 866.777.2509 at least fifteen minutes prior to the call to join through an operator. International callers should dial 412.317.5413.
The live webcast of the call and corresponding presentation slides can be accessed on the Company's website at http://investors.texascapitalbank.com. An audio replay will be available one hour after the conclusion of the call.
To access the replay, dial 877.344.7529 and use conference number 10158442. International callers should dial 412.317.0088 and enter the same conference number. This replay, as well as the webcast, will be available until January 19, 2022.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and entrepreneurs. We are headquartered in Dallas, Texas, and work with clients across the country. For more information, please visit www.texascapitalbank.com. Member FDIC.
Forward Looking Statements
This press release contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, our strategy, our enterprise-wide transformation, our future performance, financial condition and business models, new products and business initiatives, our plans for investments and for growth and expansion, including establishing a broker-dealer, and our targets for various future time periods, including expense and revenue growth in 2022 and our plans to build tangible book value. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “plan,” “may,” “will,” “should”, “projects,” “target,” “continue,” “intend,” “goals,” “growth,” “roadmap” and similar expressions.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, (1) the credit quality of our loan portfolio, (2) general economic conditions and related material risks and uncertainties in the United States, globally and in our markets and the impact they may have on us and our customers, including the continued impact on our customers from volatility in oil and gas prices as well as the continued impact of the COVID-19 pandemic (and any other pandemic, epidemic or health-related crisis), (3) technological changes, including the increased focus on information technology and cybersecurity and our ability to manage such information systems and the effects of cyber-incidents (including failures, disruptions or security breaches) or those of third-party providers, (4) changes in interest rates and changes in the value of commercial and residential real estate securing our loans, (5) adverse economic or market conditions that could affect the credit quality of our loan portfolio or our operating performance, (6) expectations regarding rates of default and credit losses and the appropriateness of our allowance for credit losses and provision for credit losses, (7) unexpected market conditions, regulatory changes or changes in our credit ratings that could, among other things, cause access to capital market transactions and other sources of funding to become more difficult, (8) the inadequacy of our available funds to meet our obligations, (9) the failure to effectively balance our funding sources with cash demands by depositors and borrowers, (10) material failures of our accounting estimates and risk management processes based on management judgment, (11) failure of our risk management strategies and procedures, including failure or circumvention of our controls, (12) the failure to effectively manage risk, (13) uncertainty regarding the London Interbank Offered Rate and our ability to successfully implement any new interest rate benchmarks, (14) the impact of changing regulatory requirements and legislative changes on our business, (15) the failure to successfully execute our business strategy, including completing planned merger, acquisition or sale transactions, (16) the failure to identify, attract and retain key personnel or the loss of such personnel, (17) increased or more effective competition from banks or other financial service providers in our markets, (18) structural changes in the markets for origination, sale and servicing of residential mortgages, (19) certainty in the pricing of mortgage loans that we purchase, and later sell or securitize, (20) volatility in the market price of our common stock, (21) credit risk resulting from our exposure to counterparties, (22) an increase in the incidence or severity of fraud, illegal payments, security breaches and other illegal acts impacting us, (23) the failure to maintain adequate regulatory capital to support our business, (24) environmental liability or other environmental, social or governance factors that may materially negatively impact the company, (25) severe weather, natural disasters, acts of war or terrorism and other external events and (26) our success at managing the risk and uncertainties involved in the foregoing factors.
These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission (the “SEC”). You can access our filings with the SEC through the SEC website at www.sec.gov or through our website, and we strongly encourage you to do so. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.
These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission (the “SEC”). You can access our filings with the SEC through the SEC website at www.sec.gov or through our website, and we strongly encourage you to do so. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.
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